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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATIONS

     In connection with the Annual Report of Avatech Solutions, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods reflected therein.


Date: September 29, 2003                   /s/ Donald R. (Scotty) Walsh
                                           -------------------------------------
                                           Donald R. (Scotty) Walsh
                                           Chief Executive Officer


                                           /s/ Beth O. MacLaughlin
                                           -------------------------------------
                                           Beth O. MacLaughlin
                                           Chief Financial Officer